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Semi-Annual Report

April 30, 2002

MuniYield
Quality
Fund II, Inc.

www.mlim.ml.com

MUNIYIELD QUALITY FUND II, INC.

The Benefits and
Risks of Leveraging

MuniYield Quality Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                                 MuniYield Quality Fund II, Inc., April 30, 2002

DEAR SHAREHOLDER

For the six months ended April 30, 2002, the Common Stock of MuniYield Quality Fund II, Inc. earned $0.393 per share income dividends, which included earned and unpaid dividends of $0.065. This represents a net annualized yield of 6.18%, based on a month-end net asset value of $12.81 per share. For the six-month period ended April 30, 2002, the total investment return of the Fund's Common Stock was +0.24%, based on a change in per share net asset value from $13.21 to $12.81, and assuming reinvestment of $0.391 per share income dividends.

For the six-month period ended April 30, 2002, the Fund's Auction Market Preferred Stock had an average yield of 1.69% for Series A, 1.66% for Series B and 1.42% for Series C.

The Municipal Market Environment

During the six months ended April 30, 2002, long-term fixed-income bond yields generally rose, while exhibiting considerable monthly volatility. However, throughout the period, tax-exempt bond yield volatility was appreciably lower and the overall increase in municipal bond yields was lower than its taxable counterpart. This relative outperformance by the tax-exempt market largely reflected an improving technical position in recent months. Despite additional decreases in the short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October 2001 gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent than had been anticipated earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose more than 50 basis points (0.50%) to approximately 5.45%.

During January and February 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak US equity markets generally supported fixed-income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter 2001 US gross domestic product growth was revised higher to 1.6%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term US Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive nonfarm payroll growth following several months of job losses, suggested US economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future US economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push US equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term US Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During April 2002, bond yields reversed to move lower as US economic conditions, especially employment trends, weakened and US equity markets solidly declined. Also, first quarter 2002 US gross domestic product growth was initially estimated to have grown 0.6%. This decline in US economic activity from the fourth quarter of 2001 suggested that earlier US economic strength was weakening and the Federal Reserve Board would be unlikely to raise interest rates for much of 2002. US Treasury issue prices were also boosted by erupting Middle East politics that led many international investors to seek the safe haven of US Treasury securities. By April 30, 2002, long-term US Treasury bond yields declined to 5.59%. During the past six months, US Treasury bond yields rose more than 70 basis points.

The municipal bond market displayed a similar pattern to its taxable counterpart during the six-month period ended April 2002. The tax-exempt bond market was also unable to maintain the gains made in late September and October 2001. In addition to a modestly stronger financial environment, increased tax-exempt new bond issuance in late 2001 also put upward pressure on municipal bond yields. By year-end 2001, long-term tax-exempt revenue bond yields as measured by the Bond Buyer Revenue Bond Index stood at 5.60%, an increase of approximately 25 basis points during the last two months of 2001. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. However, in March, increased economic activity and associated concerns regarding near-term Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields rose to 5.67%, their highest level in more than a year. Similar to US Treasury issues, tax-exempt bond yields declined throughout April as economic conditions weakened. The municipal bond market's improvement was bolstered by a continued improvement in the market's technical environments. Investor demand strengthened, in part aided by declining equity prices, as issuance levels declined. At April 30, 2002, long-term tax-exempt bond yields stood at 5.52%, an increase of approximately 30 basis points during the last six months.

Interest rates are likely to remain near current levels as US economic conditions are expected to remain relatively weak. However, going forward, business activity appears likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion package to aid New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-to-late 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of 2001 can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.

Portfolio Strategy

The Fund began the six-month period ended April 30, 2002 fully invested in tax-exempt municipal bonds with a relatively strong credit profile. The Fund remained somewhat defensively structured with investments primarily in premium coupon issues and intermediate maturities. During the period, new purchases were in premium coupon bonds in the 20-year maturity area. We focused on these maturities because they offered close to 95% of maximum yield available in the entire municipal yield curve with less interest rate volatility than that associated with longer maturity bonds. We adopted this strategy in recognition of the relatively low municipal yields within the background of a cautious economic environment. Despite significant monetary and fiscal stimulus, the US


                                     2 & 3

                                 MuniYield Quality Fund II, Inc., April 30, 2002

economy is still facing considerable uncertainty. We maintained the Fund's fully invested position throughout the period in an effort to enhance shareholder income. At the end of the period, more than 90% of the Fund's assets were invested in securities rated A or better by one of the major bond rating agencies and more than 80% of the Fund's assets were invested in securities insured by AAA-rated municipal bond insurers.

Looking ahead, we expect to remain essentially fully invested and to retain the Fund's current high credit quality profile. We will continue to look for opportunities in the market provided by new municipal issuance to purchase premium coupon issues primarily in the 20-year maturity range.

The 475 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 has resulted in a material decrease in the Fund's borrowing cost to below 2%. This decline, in combination with a steep tax-exempt yield curve, has generated a substantial income benefit to the Fund's Common Stock shareholder from the leveraging of the Preferred Stock. Further declines in short-term interest rates are not expected, but neither is a substantial increase during the next six months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield Quality Fund II, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Michael Kalinoski

Michael Kalinoski
Vice President and Portfolio Manager

May 29, 2002

PROXY RESULTS

During the six-month period ended April 30, 2002, MuniYield Quality Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:

                                                            Shares Voted   Shares Withheld
                                                                 For         From Voting
------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:  Terry K. Glenn            21,068,400        778,238
                                   Joe Grills                21,046,353        800,285
                                   Andre F. Perold           21,046,063        800,575
                                   Roberta Cooper Ramo       21,046,632        200,006
                                   Robert S. Salomon, Jr.    21,044,820        801,818
                                   Melvin R. Seiden          21,068,595        778,043
                                   Stephen B. Swensrud       21,034,789        811,849
------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2002, MuniYield Quality Fund II, Inc.'s Preferred Stock shareholders (Series A, B and C) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:

                                                                                Shares Voted   Shares Withheld
                                                                                     For         From Voting
--------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Joe Grills, Herbert I. London, Andre F. Perold, Roberta Cooper Ramo,
   Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud:                5,546             6
--------------------------------------------------------------------------------------------------------------


                                     4 & 5

                                 MuniYield Quality Fund II, Inc., April 30, 2002

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Joseph L. May, Director and Vincent R. Giordano, Senior Vice President of MuniYield Quality Fund II, Inc., have recently retired. The Fund's Board of Directors wishes Messrs. May and Giordano well in their retirements.

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MQT

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                             S&P    Moody's  Face
   STATE                   Ratings  Ratings Amount      Issue                                                              Value
====================================================================================================================================
   Alaska--0.5%              AAA     Aaa    $ 1,400     Alaska State International Airports Revenue Bonds,
                                                        Series B, 5.75% due 10/01/2019 (a)                             $      1,483
====================================================================================================================================
   Arizona--0.7%             AAA     Aaa      2,000     Maricopa County, Arizona, Stadium District Revenue Bonds,
                                                        5.75% due 7/01/2016 (e)                                               2,121
====================================================================================================================================
   California--2.4%          AAA     NR*      2,500     California Health Facilities Finance Authority Revenue Bonds
                                                        (Kaiser Permanente), RIB, Series 26, 9.10% due 6/01/2022 (c)(h)       2,641
                           ---------------------------------------------------------------------------------------------------------
                             AA      Aa3      3,650     Sacramento County, California, Sanitation District Financing
                                                        Authority, Revenue Refunding Bonds, Trust Receipts, Class R,
                                                        Series A, 10.001% due 12/01/2019 (h)                                  4,293
====================================================================================================================================
   Colorado--12.2%           AAA     NR*     11,020     Colorado Department of Transportation Revenue Bonds, DRIVERS,
                                                        Series 249, 10.11% due 6/15/2014 (a)(h)                              13,524
                           ---------------------------------------------------------------------------------------------------------
                                                        Colorado Housing and Finance Authority, Revenue Refunding Bonds:
                             AAA     Aaa      3,000       AMT, Series E-2, 7% due 2/01/2030 (e)                               3,362
                             AAA     NR*      1,740       (S/F Program), AMT, Series A-2, 6.45% due 4/01/2030 (e)             1,914
                             AAA     Aaa      3,000       (S/F Program), AMT, Series A-2, 6.50% due 8/01/2031 (e)             3,335
                             AAA     Aaa      3,470       (S/F Program), AMT, Series B-2, 6.80% due 2/01/2031 (e)             3,859
                             AAA     Aaa      1,275       (S/F Program), AMT, Series C-1, 7.65% due 12/01/2025 (e)(j)         1,347
                             AAA     NR*      5,320       (S/F Program), Series B-3, 6.70% due 8/01/2017 (c)                  5,924
                           ---------------------------------------------------------------------------------------------------------
                             AAA     Aaa      1,735     Northwest Parkway, Colorado, Public Highway Authority Revenue
                                                        Bonds, Series A, 5.50% due 6/15/2021 (a)                              1,814
====================================================================================================================================
   Connecticut--9.6%         AAA     NR*      5,550     Connecticut State, GO, Series A, 6% due 4/15/2010 (c)(g)              6,361
                           ---------------------------------------------------------------------------------------------------------
                             AAA     Aaa      1,400     Connecticut State Health and Educational Facilities Authority,
                                                        Revenue Refunding Bonds (Yale University), RIB, 10.144%
                                                        due 6/10/2030 (h)                                                     1,496
                           ---------------------------------------------------------------------------------------------------------
                                                        Connecticut State Regional Learning Educational Service
                                                        Center Revenue Bonds (Office/Education Center Facility):
                             NR*     NR*        645       7.50% due 2/01/2005                                                   655
                             NR*     NR*      1,100       7.75% due 2/01/2015                                                 1,148
                           ---------------------------------------------------------------------------------------------------------
                             AAA     NR*      9,325     Connecticut State Resource Recovery Authority, Revenue
                                                        Refunding Bonds, DRIVERS, Series 187, 9.12% due
                                                        11/15/2011 (e)(h)                                                    10,699
                           ---------------------------------------------------------------------------------------------------------

Portfolio
Abbreviations

To simplify the listings of MuniYield Quality Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HDA        Housing Development Authority
IDB        Industrial Development Board
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes


                                     6 & 7

                                 MuniYield Quality Fund II, Inc., April 30, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                             S&P    Moody's  Face
   STATE                   Ratings  Ratings Amount      Issue                                                              Value
====================================================================================================================================
   Connecticut               NR*     Aaa    $ 2,750     Connecticut State Special Tax Obligation Revenue Bonds, RIB,
   (concluded)                                          Series 372, 10.07% due 12/01/2017 (b)(h)                       $      3,315
                             -------------------------------------------------------------------------------------------------------
                             AAA     NR*      3,000     Connecticut State Special Tax Obligation, Revenue Refunding
                                                        Bonds, DRIVERS, Series 168, 10.10% due 10/01/2009 (e)(h)              3,825
====================================================================================================================================
   District of Columbia--    AAA     Aaa      5,000     District of Columbia, Revenue Refunding Bonds
   1.9%                                                 (Georgetown University), Series A, 6% due 4/01/2018 (e)               5,395
====================================================================================================================================
   Georgia--4.1%             AAA     Aaa      7,850     Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A,
                                                        5.875% due 1/01/2017 (b)                                              8,477
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      3,000     Georgia Municipal Electric Authority, Power Revenue Refunding
                                                        Bonds, Series Z, 5.50% due 1/01/2020 (e)                              3,234
====================================================================================================================================
   Illinois--14.6%           AAA     Aaa     10,000     Chicago, Illinois, Board of Education, GO (Chicago School
                                                        Reform Project), Series B-1, 5.42%** due 12/01/2027 (b)               2,276
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      1,000     Chicago, Illinois, GO (Lakefront Millennium Parking Facilities),
                                                        5.75% due 1/01/2023 (e)                                               1,081
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      3,500     Chicago, Illinois, Gas Supply Revenue Refunding Bonds (People's
                                                        Gas, Light & Coke), Series A, 6.10% due 6/01/2025 (a)                 3,737
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      2,000     Chicago, Illinois, O'Hare International Airport, General
                                                        Airport Revenue Refunding Bonds, Second Lien, AMT, Series A,
                                                        5.50% due 1/01/2011 (a)                                               2,092
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      2,830     Chicago, Illinois, Park District, GO, Refunding, Series C,
                                                        5.50% due 1/01/2021 (b)                                               2,910
                             -------------------------------------------------------------------------------------------------------
                             NR*     Aaa      2,500     Cook County, Illinois, Community Consolidated School District
                                                        Number 146, Tinley Park, GO, 9% due 12/01/2016 (b)                    3,576
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa     10,000     Illinois Regional Transportation Authority Revenue Bonds,
                                                        6.50% due 7/01/2026 (e)(l)                                           11,900
                             -------------------------------------------------------------------------------------------------------
                                                        Illinois State, GO, First Series:
                             AAA     Aaa      1,000       5.50% due 2/01/2018 (b)                                             1,048
                             AAA     Aaa      7,000       5.625% due 6/01/2025 (e)                                            7,217
                             -------------------------------------------------------------------------------------------------------
                             NR*     Aaa      6,000     Illinois Student Assistance Commission, Student Loan Revenue
                                                        Refunding Bonds, AMT, Senior Series BB, 6.75% due 3/01/2015           6,127
====================================================================================================================================
   Indiana--2.2%             AAA     NR*      2,675     Indiana Bond Bank Revenue Bonds, Guarantee State Revolver,
                                                        6.75% due 2/01/2017 (a)                                               2,961
                             -------------------------------------------------------------------------------------------------------
                             AA      NR*      3,100     Indianapolis, Indiana, Local Public Improvement Bond Bank
                                                        Revenue Refunding Bonds, Series D, 6.75% due 2/01/2020                3,263
====================================================================================================================================
   Kansas--5.7%              AAA     NR*      6,480     Sedgwick and Shawnee Counties, Kansas, S/F Mortgage-Backed
                                                        Revenue Bonds, AMT, Series A-2, 7.60% due 12/01/2031 (d)(e)           7,354
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      3,000     Sedgwick and Shawnee Counties, Kansas, S/F Mortgage-Backed
                                                        Revenue Refunding Bonds, AMT, Series B-2, 5.125%
                                                        due 12/01/2033 (e)(k)                                                 3,262
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      4,955     Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds, AMT,
                                                        Series A-1, 6.875% due 12/01/2026 (d)(e)                              5,576
====================================================================================================================================
   Kentucky--1.1%            BBB     Baa2     3,000     Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                                        (TJ International Project), AMT, 7% due 6/01/2024                     3,150
====================================================================================================================================
   Louisiana--3.5%           AAA     Aaa      5,000     Jefferson Parish, Louisiana, Home Mortgage Authority,
                                                        S/F Mortgage Revenue Bonds, AMT, Series B-1,
                                                        5.25% due 12/01/2033 (e)(k)                                           5,471
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      3,900     Louisiana Local Government, Environmental Facilities,
                                                        Community Development Authority Revenue Bonds
                                                        (Capital Projects and Equipment Acquisition), Series A,
                                                        6.30% due 7/01/2030 (a)                                               4,434
====================================================================================================================================
   Massachusetts--2.9%       AAA     Aaa      2,500     Massachusetts State Health and Educational Facilities Authority
                                                        Revenue Bonds (Daughters), Series D, 6.10% due 7/01/2006 (a)(g)       2,702
                             -------------------------------------------------------------------------------------------------------
                                                        Massachusetts State Health and Educational Facilities
                                                        Authority, Revenue Refunding Bonds (New England Memorial
                                                        Hospital), Series B (f):
                             NR*     Ca       2,118       6% due 7/01/2008                                                      197
                             NR*     Ca       3,682       6.125% due 7/01/2013                                                  342
                             -------------------------------------------------------------------------------------------------------
                             NR*     Aa3      4,200     Massachusetts State Revenue Bonds, RIB, Series 420,
                                                        9.59% due 12/15/2014 (h)                                              4,975
====================================================================================================================================
   Michigan--3.0%            AAA     Aaa      1,855     Brown City, Michigan, Community School District, Building and
                                                        Site, GO, 5.50% due 5/01/2019 (b)                                     1,930
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      1,800     Bryon Center, Michigan, Public Schools, GO,
                                                        5.50% due 5/01/2018 (b)                                               1,887
                             -------------------------------------------------------------------------------------------------------
                             AAA     NR*      1,800     Michigan Municipal Bond Authority Revenue Bonds
                                                        (Pooled Project), Series B, 5.625% due 10/01/2019 (e)                 1,885
                             -------------------------------------------------------------------------------------------------------
                             AAA     NR*      2,685     Michigan State, HDA, Revenue Refunding Bonds, Series C,
                                                        5.90% due 12/01/2015 (c)(j)                                           2,823
====================================================================================================================================
   Missouri--2.1%                                       Saint Louis County, Missouri, Pattonville R-3 School District,
                                                        GO (Missouri Direct Deposit Program) (b):
                             AAA     Aaa      2,000       5.75% due 3/01/2015                                                 2,182
                             AAA     Aaa      2,000       5.75% due 3/01/2016                                                 2,173
                             AAA     Aaa      1,500       6% due 3/01/2019                                                    1,640
====================================================================================================================================
   Nevada--1.7%              AAA     Aaa      4,500     Las Vegas New Convention and Visitors Authority Revenue Bonds,
                                                        6% due 7/01/2013 (a)                                                  4,980
====================================================================================================================================
   New Jersey--4.6%          AAA     Aaa      5,000     Cape May County, New Jersey, Industrial Pollution Control
                                                        Financing Authority, Revenue Refunding Bonds (Atlantic City
                                                        Electric Company Project), Series B, 7% due 11/01/2029 (e)            5,568
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      1,540     New Jersey State Transportation Trust Fund Authority,
                                                        Transportation System Revenue Refunding Bonds, Series B,
                                                        6% due 12/15/2018 (e)                                                 1,709
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      5,000     Salem County, New Jersey, Industrial Pollution Control
                                                        Financing Authority, Revenue Refunding Bonds (Public Service
                                                        Electric & Gas), RIB, Series 380, 10.59% due 6/01/2031 (e)(h)         5,846
====================================================================================================================================
   New Mexico--5.8%          AAA     Aaa      2,325     New Mexico Mortgage Finance Authority, S/F Premium Revenue
                                                        Bonds, AMT, Series E-2, 6.25% due 7/01/2029 (e)(k)                    2,524
                             -------------------------------------------------------------------------------------------------------
                                                        New Mexico State Highway Commission, Tax Revenue Bonds,
                                                        Senior Sub-Lien, Series A (c):
                             AAA     NR*      7,295       6% due 6/15/2014                                                    8,095
                             AAA     NR*      5,495       6% due 6/15/2015                                                    6,082
====================================================================================================================================


                                     8 & 9

                                 MuniYield Quality Fund II, Inc., April 30, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                             S&P    Moody's  Face
   STATE                   Ratings  Ratings Amount      Issue                                                              Value
====================================================================================================================================
   New York--20.0%           AAA     Aaa    $ 9,280     Nassau Health Care Corporation, New York, Health System Revenue
                                                        Bonds, 5.75% due 8/01/2022 (c)                                 $      9,882
                             -------------------------------------------------------------------------------------------------------
                                                        New York City, New York, GO:
                             AAA     Aaa      1,000       Series E, 5.75% due 5/15/2018                                       1,070
                             AAA     Aaa      2,000       Series I, 6.25% due 4/15/2017                                       2,167
                             -------------------------------------------------------------------------------------------------------
                                                        New York State Dormitory Authority Revenue Bonds, Series C (e):
                             AAA     Aaa      1,490       7.375% due 5/15/2009 (g)                                            1,857
                             AAA     Aaa      5,510       7.375% due 5/15/2010                                                6,496
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      9,000     New York State Dormitory Authority, Revenue Refunding Bonds
                                                        (State University Educational Facilities),
                                                        5.75% due 5/15/2024 (b)                                               9,558
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      9,825     New York State Mortgage Agency Revenue Bonds, AMT, 24th Series,
                                                        5.875% due 10/01/2015 (e)                                            10,422
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa     14,505     New York State Thruway Authority, Service Contract Revenue
                                                        Bonds (Local Highway and Bridge), 5.625% due 4/01/2013 (e)           15,752
====================================================================================================================================
   North Carolina--4.6%      BBB     Baa2    11,500     Martin County, North Carolina, Industrial Facilities and
                                                        Pollution Control Financing Authority Revenue Bonds (Solid
                                                        Waste Disposal--Weyerhaeuser Company), AMT, 6.80% due 5/01/2024      12,025
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      1,000     Randolph County, North Carolina, COP, 5.50% due 6/01/2014 (c)         1,069
====================================================================================================================================
   Ohio--2.4%                NR*     Aaa      6,290     Plain, Ohio, Local School District, GO, Refunding,
                                                        6% due 12/01/2020 (b)                                                 6,835
====================================================================================================================================
   Pennsylvania--2.5%        NR*     Aaa      3,335     Delaware River Port Authority of Pennsylvania and New Jersey
                                                        Revenue Bonds, RIB, Series 396, 10.09% due 1/01/2019 (c)(h)           3,955
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      3,230     Philadelphia, Pennsylvania, Authority for Industrial
                                                        Development, Lease Revenue Bonds, Series B,
                                                        5.50% due 10/01/2020 (c)                                              3,346
====================================================================================================================================
   Rhode Island--1.5%        AAA     Aaa      4,010     Rhode Island State Health and Educational Building Corporation,
                                                        Higher Education Facilities Revenue Bonds (University of Rhode
                                                        Island), Series A, 5.70% due 9/15/2024 (e)                            4,186
====================================================================================================================================
   South Carolina--          A-      A2       5,765     Berkeley County, South Carolina, Pollution Control Facilities
   5.8%                                                 Revenue Refunding Bonds (South Carolina Electric and Gas
                                                        Company), 6.50% due 10/01/2014                                        6,022
                             -------------------------------------------------------------------------------------------------------
                             AAA     NR*      2,950     Fairfield County, South Carolina, PCR (South Carolina Electric
                                                        and Gas), 6.20% due 9/01/2014 (e)                                     3,077
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      4,500     South Carolina State Public Service Authority, Revenue
                                                        Refunding Bonds, Series A, 5.75% due 1/01/2022 (e)                    4,701
                             -------------------------------------------------------------------------------------------------------
                             NR*     A1       2,500     Spartanburg County, South Carolina, Solid Waste Disposal
                                                        Facilities Revenue Bonds (BMW Project), AMT,
                                                        7.55% due 11/01/2024                                                  2,722
====================================================================================================================================
   South Dakota--0.7%        AAA     Aaa      2,015     South Dakota State Health and Educational Facilities Authority
                                                        Revenue Bonds (Rapid City Regional Hospital),
                                                        5.625% due 9/01/2019 (e)                                              2,093
====================================================================================================================================
   Tennessee--2.7%           AAA     Aaa      7,365     Chattanooga, Tennessee, IDB, Lease Rent Revenue Bonds
                                                        (Southside Redevelopment Corporation), 5.875% due 10/01/2024 (a)      7,845
====================================================================================================================================
   Texas--10.8%              AA-     Aa3      4,000     Austin, Texas, Convention Center Revenue Bonds (Convention
                                                        Enterprises Inc.), Trust Certificates, Second Tier, Series B,
                                                        5.75% due 1/01/2032                                                   4,032
                             -------------------------------------------------------------------------------------------------------
                             A1+     VMIG1@   3,920     Bell County, Texas, Health Facilities Development Corporation,
                                                        Hospital Revenue Bonds (Scott & White Memorial Hospital), VRDN,
                                                        Series 2001-1, 1.70% due 8/15/2031 (i)                                3,920
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      1,630     Brownsville, Texas, GO (Combined Tax and Revenue Certificates
                                                        of Obligation), Series A, 6.50% due 2/15/2017 (b)                     1,839
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      2,730     Corpus Christi, Texas, Utility System Revenue Refunding Bonds,
                                                        Series A, 6% due 7/15/2016 (c)                                        2,991
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      3,000     Dallas-Fort Worth, Texas, International Airport Revenue
                                                        Refunding and Improvement Bonds, AMT, Series A,
                                                        5.75% due 11/01/2013 (b)                                              3,201
                             -------------------------------------------------------------------------------------------------------
                                                        Dickinson, Texas, Independent School District, GO, Refunding
                                                        (e):
                             AAA     Aaa      1,180       6% due 2/15/2017                                                    1,282
                             AAA     Aaa      1,250       6% due 2/15/2018                                                    1,353
                             -------------------------------------------------------------------------------------------------------
                             AA      Baa2     4,000     Gregg County, Texas, Health Facilities Development Corporation,
                                                        Hospital Revenue Bonds (Good Shepherd Medical Center Project),
                                                        6.875% due 10/01/2020                                                 4,490
                             -------------------------------------------------------------------------------------------------------
                             A1+     VMIG1@     100     Gulf Coast, Texas, Waste Disposal Authority, PCR, Refunding
                                                        (Amoco Oil Company Project), VRDN, 1.65% due 10/01/2017 (i)             100
                             -------------------------------------------------------------------------------------------------------
                             A1+     NR*      2,200     Harris County, Texas, Health Facilities Development
                                                        Corporation, Hospital Revenue Refunding Bonds (Methodist
                                                        Hospital), VRDN, 1.70% due 12/01/2026 (i)                             2,200
                             -------------------------------------------------------------------------------------------------------
                             BBB+    Baa2     3,500     Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                        Semiconductor), AMT, 6.375% due 4/01/2027                             3,482
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      2,000     San Angelo, Texas, Waterworks and Sewer System, Revenue
                                                        Refunding and Improvement Bonds, 5.50% due 4/01/2017 (c)              2,095
====================================================================================================================================
   Virginia--1.3%            BBB-    Baa3    26,500     Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                                        Bonds, Senior-Series B, 5.875%** due 8/15/2024                        3,724
====================================================================================================================================
   Washington--12.0%                                    Energy Northwest, Washington, Electric Revenue Refunding Bonds
                                                        (Columbia Generating):
                             AAA     Aaa      2,550       Series A, 5.75% due 7/01/2018 (e)                                   2,722
                             AAA     Aaa      3,750       Series B, 6% due 7/01/2018 (a)                                      4,105
                             -------------------------------------------------------------------------------------------------------
                                                        King County, Washington, Issaquah School District Number 411, GO (c):
                             AAA     Aa2      1,500       6.25% due 12/01/2014                                                1,683
                             AAA     Aa2      1,900       6.25% due 12/01/2015                                                2,123
                             AAA     Aa2      2,000       6.25% due 12/01/2016                                                2,228
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      7,470     Port Seattle, Washington, Revenue Bonds, AMT, Series B,
                                                        6% due 2/01/2016 (e)                                                  8,011
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      6,150     Seattle, Washington, Municipal Light and Power Revenue Bonds,
                                                        6% due 10/01/2019 (e)                                                 6,637
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      1,200     Seattle, Washington, Municipal Light and Power Revenue
                                                        Refunding and Improvement Bonds, 5.50% due 3/01/2019 (c)              1,238
                             -------------------------------------------------------------------------------------------------------
                             NR*     Aaa      5,000     Snohomish County, Washington, Arlington School District Number
                                                        016, GO, 6.50% due 12/01/2015 (b)                                     5,717
====================================================================================================================================
   Wisconsin--2.9%           AAA     Aaa      3,000     Wisconsin State, GO, Series F, 5.50% due 5/01/2019 (c)                3,131
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      5,000     Wisconsin State Transportation Revenue Bonds, Series A,
                                                        5.50% due 7/01/2015 (b)                                               5,300
====================================================================================================================================


                                    10 & 11

                                 MuniYield Quality Fund II, Inc., April 30, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                             S&P    Moody's  Face
                           Ratings  Ratings Amount      Issue                                                              Value
====================================================================================================================================
   Puerto Rico--4.0%         AAA     Aaa    $ 5,000     Puerto Rico Commonwealth, Highway and Transportation Authority,
                                                        Transportation Revenue Bonds, Series B, 6% due 7/01/2026 (e)   $      5,336
                             -------------------------------------------------------------------------------------------------------
                             NR*     Aaa      3,250     Puerto Rico Electric Power Authority, Power Revenue Refunding
                                                        Bonds, RIB, Series 449X, 9.17% due 7/01/2016 (a)(h)                   3,628
                             -------------------------------------------------------------------------------------------------------
                             AAA     Aaa      2,500     Puerto Rico Municipal Finance Agency, GO, Series A,
                                                        5.50% due 8/01/2023 (c)                                               2,616
====================================================================================================================================
                             Total Investments (Cost--$421,844)--149.8%                                                     429,461
                             Variation Margin on Financial Futures Contracts***--0.0%                                           (48)
                             Other Assets Less Liabilities--2.5%                                                              7,216
                             Preferred Stock, at Redemption Value--(52.3%)                                                 (150,000)
                                                                                                                       ------------
                             Net Assets Applicable to Common Stock--100.0%                                             $    286,629
                                                                                                                       ============
====================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   GNMA Collateralized.
(e)   MBIA Insured.
(f)   Non-income producing security.
(g)   Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(i) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(j)   FHA Insured.
(k)   FNMA/GNMA Collateralized.
(l) All or a portion of security held as collateral in connection with open financial futures contracts.
  *   Not Rated.
 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
***   Financial futures contracts sold as of April 30, 2002 were as follows:
      ------------------------------------------------------------
      Number of                          Expiration
      Contracts        Issue                Date          Value
      ------------------------------------------------------------

        440       US Treasury Bonds       June 2002    $46,447,500
      ------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$46,488,750)              $46,447,500
                                                       ===========
      ------------------------------------------------------------
  @   Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.

  Quality Profile

The quality ratings of securities in the Fund as of April 30, 2002 were as follows:

-------------------------------------------------------------
                                               Percent of
S&P Rating/Moody's Rating                     Total Assets
-------------------------------------------------------------

AAA/Aaa.......................................       84.4%
AA/Aa.........................................        4.8
A/A...........................................        2.0
BBB/Baa.......................................        5.1
CC/Ca.........................................        0.1
NR (Not Rated)................................        0.4
Other*........................................        1.4
-------------------------------------------------------------
*     Temporary investments in short-term municipal securities.

STATEMENT OF NET ASSETS

                         As of April 30, 2002
==================================================================================================================
Assets:                  Investments, at value (identified cost--$421,844,267)......                  $429,460,968
                         Cash.......................................................                       190,123
                         Receivables:
                           Interest.................................................   $  7,368,174
                           Securities sold..........................................         56,753      7,424,927
                                                                                       ------------
                         Prepaid expenses and other assets..........................                        12,391
                                                                                                      ------------
                         Total assets...............................................                   437,088,409
                                                                                                      ------------
==================================================================================================================
Liabilities:             Payables:
                           Dividends to shareholders................................        218,845
                           Investment adviser.......................................        178,661
                           Variation margin.........................................         48,125        445,631
                                                                                       ------------
                         Accrued expenses...........................................                        14,005
                                                                                                      ------------
                         Total liabilities..........................................                       459,636
                                                                                                      ------------
==================================================================================================================
Preferred Stock:         Preferred Stock, par value $.05 per share (6,000 shares of
                         AMPS* issued and outstanding at $25,000 per share liquidation
                         preference)................................................                   150,000,000
                                                                                                      ------------
==================================================================================================================
Net Assets               Net assets applicable to Common Stock......................                  $286,628,773
Applicable to                                                                                         ============
Common Stock:
==================================================================================================================
Analysis of Net          Common Stock, par value $.10 per share (22,366,930 shares
Assets Applicable to     issued and outstanding)....................................                  $  2,236,693
Common Stock:            Paid-in capital in excess of par...........................                   311,763,422
                         Undistributed investment income--net.......................                     2,451,539
                         Accumulated realized capital losses on investments--net....                   (37,480,832)
                         Unrealized appreciation on investments--net................                     7,657,951
                                                                                                      ------------
                         Total--Equivalent to $12.81 net asset value per share of
                         Common Stock (market price--$11.61)........................                  $286,628,773
                                                                                                      ============
==================================================================================================================

          *     Auction Market Preferred Stock.

                See Notes to Financial Statements.


                                    12 & 13

                                 MuniYield Quality Fund II, Inc., April 30, 2002

STATEMENT OF OPERATIONS

                         For the Six Months Ended April 30, 2002
==================================================================================================================
Investment               Interest...................................................                  $ 11,900,306
Income:
==================================================================================================================
Expenses:                Investment advisory fees...................................   $  1,082,263
                         Commission fees............................................        189,294
                         Accounting services........................................         79,402
                         Professional fees..........................................         59,832
                         Transfer agent fees........................................         30,330
                         Printing and shareholder reports...........................         16,965
                         Directors' fees and expenses...............................         15,094
                         Listing fees...............................................         14,109
                         Custodian fees.............................................         13,078
                         Pricing fees...............................................          7,536
                         Other......................................................         17,769
                                                                                       ------------
                         Total expenses.............................................                     1,525,672
                                                                                                      ------------
                         Investment income--net.....................................                    10,374,634
                                                                                                      ------------
==================================================================================================================
Realized &               Realized loss on investments--net..........................                      (882,280)
Unrealized Loss on       Change in unrealized appreciation on investments--net......                    (8,397,204)
Investments--Net:                                                                                     ------------
                         Total realized and unrealized loss on investments--net.....                    (9,279,484)
                                                                                                      ------------
==================================================================================================================
Dividends to Preferred   Investment income--net.....................................                    (1,181,280)
Stock Shareholders:                                                                                   ------------
                         Net Decrease in Net Assets Resulting from Operations.......                  $    (86,130)
                                                                                                      ============
==================================================================================================================

                         See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       For the Six       For the
                                                                                      Months Ended     Year Ended
                                                                                        April 30,      October 31,
                         Increase (Decrease) in Net Assets:                               2002            2001+
==================================================================================================================
Operations:              Investment income--net.....................................   $ 10,374,634   $ 21,051,913
                         Realized gain (loss) on investments--net...................       (882,280)     5,664,177
                         Change in unrealized appreciation on investments--net......     (8,397,204)    13,042,044
                         Dividends to Preferred Stock shareholders..................     (1,181,280)    (4,971,540)
                                                                                       ------------   ------------
                         Net increase (decrease) in net assets resulting from
                         operations.................................................        (86,130)    34,786,594
                                                                                       ------------   ------------
==================================================================================================================
Dividends to             Investment income--net.....................................     (8,742,182)   (16,558,730)
Common Stock                                                                           ------------   ------------
Shareholders:            Net decrease in net assets resulting from dividends to
                         Common Stock shareholders..................................     (8,742,182)   (16,558,730)
                                                                                       ------------   ------------
==================================================================================================================
Net Assets Applicable    Total increase (decrease) in net assets applicable to
To Common Stock:         Common Stock...............................................     (8,828,312)    18,227,864
                         Beginning of period........................................    295,457,085    277,229,221
                                                                                       ------------   ------------
                         End of period*.............................................   $286,628,773   $295,457,085
                                                                                       ============   ============
==================================================================================================================
                         *     Undistributed investment income--net.................   $  2,451,539   $  2,000,367
                                                                                       ============   ============
==================================================================================================================

                   + Certain prior year amounts have been reclassified to conform to current year presentation.

                         See Notes to Financial Statements.


                                    14 & 15

                                 MuniYield Quality Fund II, Inc., April 30, 2002

FINANCIAL HIGHLIGHTS

                         The following per share data and
                         ratios have been derived from
                         information provided in the              For the Six             For the Year Ended
                         financial statements.                    Months Ended                October 31,
                                                                    April 30,  -----------------------------------------
                         Increase (Decrease) in Net Asset Value:      2002       2001       2000       1999       1998
========================================================================================================================
Per Share                Net asset value, beginning of
Operating                period..................................   $  13.21   $  12.39   $  12.31   $  15.52   $  15.46
Performance:+                                                       --------   --------   --------   --------   --------
                         Investment income--net..................        .46        .94        .99       1.04       1.10
                         Realized and unrealized gain (loss)
                         on investments--net.....................       (.42)       .84        .17      (2.65)       .46
                         Dividends and distributions to
                         Preferred Stock shareholders:
                           Investment income--net................       (.05)      (.22)      (.27)      (.19)      (.17)
                           Realized gain on investments--net.....         --         --         --         --       (.12)
                           In excess of realized gain on
                           investments--net......................         --         --         --       (.06)        --
                                                                    --------   --------   --------   --------   --------
                         Total from investment operations........       (.01)      1.56        .89      (1.86)      1.27
                                                                    --------   --------   --------   --------   --------
                         Less dividends and distributions to
                         Common Stock shareholders:
                           Investment income--net................       (.39)      (.74)      (.81)      (.86)      (.87)
                           Realized gain on investments--net.....         --         --         --         --       (.34)
                           In excess of realized gain on
                           investments--net......................         --         --         --       (.49)        --
                                                                    --------   --------   --------   --------   --------
                         Total dividends and distributions
                         to Common Stock shareholders............       (.39)      (.74)      (.81)     (1.35)     (1.21)
                                                                    --------   --------   --------   --------   --------
                         Net asset value, end of period..........   $  12.81   $  13.21   $  12.39   $  12.31   $  15.52
                                                                    ========   ========   ========   ========   ========
                         Market price per share, end of
                         period..................................   $  11.61   $  12.07   $  11.50   $  11.50   $15.1875
                                                                    ========   ========   ========   ========   ========
========================================================================================================================
Total Investment         Based on market price per share.........       (.57%)++  11.70%      7.35%    (16.70%)    14.51%
Return:**                                                           ========   ========   ========   ========   ========
                         Based on net asset value per share......        .24%++   13.47%      8.04%    (12.74%)     8.80%
                                                                    ========   ========   ========   ========   ========
========================================================================================================================
Ratios Based on          Total expenses***.......................       1.07%*     1.07%      1.08%       .99%       .95%
Average Net Assets                                                  ========   ========   ========   ========   ========
Of Common Stock:         Total investment income--net***.........       7.29%*     7.36%      8.04%      7.31%      7.21%
                                                                    ========   ========   ========   ========   ========
                         Amount of dividends to Preferred
                         Stock shareholders......................        .83%*     1.74%      2.21%      1.30%      1.12%
                                                                    ========   ========   ========   ========   ========
                         Investment income--net, to Common
                         Stock shareholders......................       6.46%*     5.62%      5.83%      6.01%      6.09%
                                                                    ========   ========   ========   ========   ========
========================================================================================================================
Ratios Based on          Total expenses..........................        .70%*      .70%       .70%       .67%       .66%
Average Net Assets                                                  ========   ========   ========   ========   ========
Of Common &              Total investment income--net............       4.79%*     4.83%      5.19%      4.97%      4.98%
Preferred Stock:***                                                 ========   ========   ========   ========   ========
========================================================================================================================
Ratios Based on          Dividends to Preferred Stock
Average Net Assets       shareholders............................       1.59%*     3.31%      4.02%      2.75%      2.53%
Of Preferred Stock:                                                 ========   ========   ========   ========   ========
========================================================================================================================
Supplemental             Net assets, net of Preferred Stock,
Data:                    end of period (in thousands)............   $286,629   $295,457   $277,229   $275,281   $342,496
                                                                    ========   ========   ========   ========   ========
                         Preferred Stock outstanding, end of
                         period (in thousands)...................   $150,000   $150,000   $150,000   $150,000   $150,000
                                                                    ========   ========   ========   ========   ========
                         Portfolio turnover......................      22.90%     98.99%    142.46%    164.45%    154.08%
                                                                    ========   ========   ========   ========   ========
========================================================================================================================
Leverage:                Asset coverage per $1,000...............   $  2,911   $  2,970   $  2,848   $  2,835   $  3,283
========================================================================================================================

Dividends Per Share      Series A--Investment income--net........   $    209   $    855   $  1,017   $    706   $    629
On Preferred Stock                                                  ========   ========   ========   ========   ========
Outstanding:             Series B--Investment income--net........   $    205   $    853   $  1,024   $    702   $    634
                                                                    ========   ========   ========   ========   ========
                         Series C--Investment income--net........   $    176   $    777   $    986   $    650   $    634
                                                                    ========   ========   ========   ========   ========
========================================================================================================================

                     *   Annualized.
                    **   Total investment returns based on market value,
                         which can be significantly greater or lesser than
                         the net asset value, may result in substantially
                         different returns. Total investment returns
                         exclude the effects of sales charges.
                   ***   Do not reflect the effect of dividends to
                         Preferred Stock shareholders.
                     +   Certain prior year amounts have been reclassified
                         to conform to current year presentation.
                    ++   Aggregate total investment return.

                         See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Quality Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures


                                    16 & 17

                                 MuniYield Quality Fund II, Inc., April 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the six months ended April 30, 2002, the Fund reimbursed FAM $9,899 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2002 were $97,650,379 and $101,609,501, respectively.

Net realized losses for the six months ended April 30, 2002 and net unrealized gains as of April 30, 2002 were as follows:

-----------------------------------------------------------
                                    Realized     Unrealized
                                     Losses        Gains
-----------------------------------------------------------
Long-term investments             $  (365,701) $  7,616,701
Financial futures contracts          (516,579)       41,250
                                  -----------  ------------
Total                             $  (882,280) $  7,657,951
                                  ===========  ============
-----------------------------------------------------------

As of April 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $7,616,701, of which $16,980,391 related to appreciated securities and $9,363,690 related to depreciated securities. The aggregate cost of investments at April 30, 2002 for Federal income tax purposes was $421,844,267.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2002 and during the year ended October 31, 2001 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2002 were as follows: Series A, 1.41%; Series B, 1.41%; and Series C, 1.40%.

Shares issued and outstanding during the six months ended April 30, 2002 and during the year ended October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $90,710 as commissions.

5. Capital Loss Carryforward:

At October 31, 2001, the Fund had a net capital loss carryforward of approximately $34,769,000, of which $8,689,000 expires in 2007 and $26,080,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 8, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065000 per share, payable on May 30, 2002 to shareholders of record as of May 20, 2002.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


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[LOGO] Merrill Lynch Investment Managers

                                                               [GRAPHIC OMITTED]

MuniYield Quality Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer. The Fund invests primarily in insured municipal bonds.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Quality Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield Quality Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

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